UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 15, 2022

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

New York	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, the Compensation Committee of the TrustCo Bank Corp NY (“TrustCo”) Board of Directors, and the full Board of Directors of TrustCo, approved awards of restricted stock units and performance shares to eligible employees, including TrustCo’s named executive officers, under the TrustCo Bank Corp NY 2019 Equity Incentive Plan (the “Incentive Plan”).  All of these restricted stock units and performance shares settle in cash only.

The awards of performance shares under the Incentive Plan are subject to both a time-based vesting condition and a performance goals condition. Achievement of the performance goals condition will be measured over a three-year performance period beginning on January 1, 2023 and ending on December 31, 2025. The terms and conditions of the performance shares are described in more detail in the form of Performance Share Award Agreement attached hereto as Exhibit 10(a), which is incorporated herein by reference. Each such award agreement entered into by TrustCo’s named executive officers was substantially the same.

The restricted stock units awarded to TrustCo’s named executive officers under the Incentive Plan vest in equal increments of one-third each on the first, second, and third anniversaries of the award date. The form of Restricted Stock Unit Award Agreement for the restricted stock units awarded to named executive officers is attached hereto as Exhibit 10(b) and is incorporated herein by reference. Each such award agreement entered into by TrustCo’s named executive officers is substantially the same.

Exhibit 99 hereto sets forth the amount of the awards to each named executive officer.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Reg S-K Exhibit No.	Description

10(a)	Form of Performance Share Award Agreement under the TrustCo Bank Corp NY 2019 Equity Incentive Plan

10(b)	Form of Restricted Stock Unit Award Agreement under the TrustCo Bank Corp NY 2019 Equity Incentive Plan

99	Amounts of Awards to Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 16, 2022

TrustCo Bank Corp NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and
Chief Financial Officer